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[logo] M F S(R)
INVESTMENT MANAGEMENT

[grpahic omitted]

MFS(R) MUNICIPAL
BOND FUND
ANNUAL REPORT o AUGUST 31,2001

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 35 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 23
Notes to Financial Statements ............................................. 28
Independent Auditors' Report .............................................. 33
Trustees and Officers ..................................................... 37

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.


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   NOT FDIC INSURED            MAY LOSE VALUE             NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The unprecedented events of September 11 have shaken us all. Yet, as a nation, we have always come together in the face of adversity, and we see this happening everywhere around us again today. Our thoughts and prayers go out to the thousands of people affected by this tragedy. No words can lessen the country's pain and suffering, and words alone cannot provide solace during this time of national mourning. An event of this magnitude cannot help but provide us perspective, and through that perspective, resolve.

While it is too soon to draw conclusions given the uncertainty surrounding the financial markets, we believe it is important for you to know MFS' thoughts and details on how we are responding to this tragedy.

The effects on the financial markets:

o Our financial markets are built on a foundation of confidence. While there are ample reasons for concern today, confidence in the long-term health of the U.S. economy remains warranted. We believe investors who keep a long-term perspective will find their patience justified. The fabric of the U.S. economy is thousands of businesses, and they are still creating, innovating, producing, and persevering through this tragedy. Of course, there may be disruptions in the short term, but we have complete faith in the strength of the U.S. economy over the long haul.

o The U.S. economy historically has proven resilient through a variety of challenges. We are confident it will do so again. While no recent event compares with this national tragedy, the United States has faced major crises before, including wars, oil embargoes, recessions, and a savings and loan crisis. Through it all, the U.S. economy remained the most powerful in the world.

o On September 17, the U.S. Federal Reserve Board (the Fed) cut interest rates for the eighth time this year in an effort to bolster the economy. The Fed also responded quickly and aggressively, in tandem with central banks around the world, to keep the world's monetary system liquid. That will help maintain the stability of our banking system. The public has also remained calm, and there has been no rush to withdraw money on deposit in our financial institutions. While there have been some short-term technological challenges for some financial services companies, the bond markets' reopening on Thursday, September 13, demonstrated the resiliency of our financial markets.

o In light of the Federal Reserve Board's actions, we believe short-term interest rates will remain low and stay significantly below the yields paid by long-term fixed-income securities. There has been a flight to quality, a phenomenon that has occurred many times in the past during periods of uncertainty. Investors naturally shift their money into safer, more highly rated bonds. Concerns about the creditworthiness of some issuers will put pressure on certain sectors of the corporate and high-yield bond markets. But at MFS(R) we believe many companies still have strong balance sheets and solid cash flows. As a result, we think there will be opportunities in the bond markets for selective investors.

o It is too early to determine this tragedy's impact on the nation's gross domestic product (GDP) growth. Economic growth had already slowed significantly during the past 18 months. Corporate earnings, in general, have been weak, and the U.S. equity markets have experienced a prolonged period of poor performance in virtually every sector. Without doubt, before this crisis stock prices had been approaching more reasonable levels. But there still does not appear to be any catalyst on the horizon that could help stock prices rebound quickly. Still, we remain positive because history has demonstrated that no crisis, not even the most severe, has ever stopped the engine that drives the long-term growth of the United States economy.

How MFS is responding:

o Our job as an investment management firm is to keep an eye on the long term and not to overreact to short-term events, even when they are devastating and tragic. In all environments, we continue to apply MFS Original Research(R), our fundamental, bottom- up method of analyzing securities. That is what we have continued to do in the aftermath of this horrific event. Portfolio managers and research analysts from our equity and fixed- income departments are meeting to share information, to discuss the impact of these events on companies and industries, and to determine prudent strategies for responding to the uncertainty in the markets. By thoroughly comprehending the effects of the crisis on individual companies, we believe we can better understand the impact it will have on the economy as a whole.

o While many media outlets have suggested that certain industries, such as airlines and insurance, will be adversely affected, we believe it is better to exercise caution and not rush to quick assessments. As always, situations can be more complex than they initially appear. Speculators will use today's uncertainty to make "bets" on the short-term outcomes of this crisis. At MFS, we believe it is more prudent to proceed with a disciplined approach that focuses on the long term. That is the strategy we continue to maintain for all of our portfolios.

o MFS offers a full complement of domestic and international investment portfolios that pursue a variety of objectives and apply a range of investment styles. During this period of uncertainty, certain portfolios may respond more positively, while others may experience underperformance. But all of our portfolios will remain focused on their stated objectives. We know that our investors have put their money in certain portfolios because they believe in a particular long-term strategy or investment style, and we intend to keep our portfolios true to their stated investment philosophies and disciplines.

At times like these, your investment professional can provide the best analysis on how these events may affect your financial circumstances. At MFS, we remain confident that investors are generally best served, as past crises have demonstrated, when they keep focused on the long term and stay diversified across a variety of investments. We are fully committed to helping you achieve that objective. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    September 18, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS.

MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended August 31, 2001, Class A shares of the fund provided a total return of 10.19% and Class B shares 9.35%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a 10.19% return for the fund's benchmark, the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of investment-grade bonds. During the same period, the average general municipal debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 9.69%.

Q.  WHAT FACTORS INFLUENCED PERFORMANCE DURING THE PERIOD?

A. The main driver of strong performance throughout the fixed-income markets was declining interest rates, spurred by very aggressive monetary policy implemented by the Federal Reserve Board (the Fed). The Fed was acting to prop up a U.S. economy that continued to weaken throughout the period. From an annualized growth rate of about 5% in the first half of 2000, the gross domestic product sank to an anemic annualized growth rate of 0.2% in the second quarter of 2001. Consumer confidence nose-dived, with sentiment driven down by sharp drops and continued volatility in stock prices.

    In response, the Fed lowered key short-term interest rates several times during the first eight months of 2001. Since bond prices move in the opposite direction of interest rates, or yields, these sharp declines in interest rates boded well for the fixed-income markets, and the tax-exempt market was no exception.

    Although supply increased tremendously as municipalities took advantage of lower interest rates to secure new financing or refinance existing bonds at lower rates, strong demand for tax-exempt bonds absorbed this new supply. Investors fled the stock market to what many felt was the relative safety and strong credit quality offered by municipal bonds.

Q.  DID ANY FACTORS ADVERSELY AFFECT THE FUND'S PERFORMANCE?

A. Over the course of the fund's fiscal year, our positioning on the yield curve proved to be a slight detractor from performance. (A yield curve for bonds shows the relationship between interest rate, or yield, and time remaining to maturity; under normal circumstances, bonds with longer maturities pay higher interest rates but are also more sensitive to changes in interest rates.)

    In managing the fund, we try to pick what we believe is the optimal spot on the yield curve -- a time to maturity that optimizes the combination of yield and risk. Our research has for some time indicated that the 15- to 20-year part of the yield curve is that optimal spot. For example, in our experience a 20-year bond typically pays 98% of the yield of a similar 30-year bond, but carries only 75% to 80% of the duration risk of that 30-year bond. (Duration risk is the risk that the value of a bond will be adversely affected by a change in interest rates.)

    As a relatively conservative fund, we feel we're better off giving up a slight amount of income in exchange for lower risk. For that reason, the portfolio has tended to be overweighted in bonds with maturities in the 15- to 20-year range. In a period such as this past year, when rates were falling, that overweighting hurt performance slightly as 30-year bonds outperformed shorter maturity issues. But we believe that over the long term, our emphasis on the 15- to 20-year area of the yield curve is the optimal positioning in order to carry out our investment objective: to provide a high level of current income while seeking to preserve shareholders' capital.

Q.  WHAT ABOUT SECTOR WEIGHTINGS AND CREDIT QUALITY?

A. The fund's investments in the health care sector proved fruitful over the course of the year. Using our Original Research(SM) process, our analysts were able to identify the opportunity offered by this area early on. The sector had been beaten down due to a decline in Medicare reimbursements brought on by the Balanced Budget Amendment of 1997. However, Congress more recently passed legislation that made up for the shortfall in funding, and the fundamental outlook for the industry has improved. In addition, HMOs increased the reimbursement rates paid to hospitals. We added a diverse selection of hospital bonds that met our strict quality criteria. Specifically, we favored rural hospitals that are the sole providers of medical care in their areas, because they are less subject to competitive forces.

    With regard to credit quality, going into the period we were underweighted in "BBB" bonds, the lowest-rated bonds of the investment-grade universe in which the fund invests. We were underweighted because we felt spreads -- the differences in yield between the highest-quality "AAA" issues and lower-quality issues -- were too narrow. At the time, we felt we were not being paid an adequate premium for taking on the additional risk of lower-rated bonds.

    This underweighting in the "BBB" area helped performance early in the period, as lower-rated bonds underperformed, but hurt us later in the period. We recognized in late 2000 that the market was shifting and that widening spreads were making lower-rated bonds more attractive. We took advantage of the situation by increasing our holdings in BBB-rated issues. Unfortunately, the fund still remained underweighted in that area relative to our peers; that underweighting hurt relative performance in 2001 as BBB-rated bonds became one of the best-performing areas of the municipal market.

    We would point out, however, that caution in moving into lower-rated securities is essential to our investment approach. We feel confident that our Original Research process helped us to identify individual BBB-rated securities that had the financial strength to remain investment grade and continue to pay interest and principal. This focus on quality and stability of income is one of the cornerstones of the fund.

Q.  HOW HAVE STATE AND LOCAL MUNICIPALITIES BEEN AFFECTED BY
    THE ECONOMIC SLOWDOWN?

A. As the extent of the slowdown has deepened, we believe the impact on state and local governments has become more acute. While many entities are beginning to face budget shortfalls, however, many municipal governments remain in their best fiscal positions in over a decade and many have sizeable funds in reserve. While we do not expect any significant deterioration in credit quality, we are closely monitoring the impact of the economic slowdown on state and local revenues. In light of recent events we expect to see declines in sales tax revenues going forward; we have already seen declines in corporate income tax collections. Housing prices, however, have held up fairly well in spite of the slowdown, due to declining mortgage rates. As a result, property tax revenues have generally remained stable. In this environment, we plan to be more cautious in our approach to tax-backed obligations.

/s/ Michael L. Dawson                      /s/ Geoffrey L. Schechter
    Portfolio Manager                          Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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   PORTFOLIO MANAGERS' PROFILES
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   MICHAEL L. DAWSON IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R)
   (MFS(R)) AND A PORTFOLIO MANAGER OF ALL STATE MUNICIPAL BOND FUNDS. HE ALSO MANAGES OTHER NATIONAL MUNICIPAL BOND PORTFOLIOS FOR MFS. MICHAEL JOINED MFS IN 1998. HE WAS NAMED ASSISTANT VICE PRESIDENT AND PORTFOLIO MANAGER IN 1999, AND VICE PRESIDENT IN 2001. PRIOR TO JOINING MFS, MICHAEL WORKED IN INSTITUTIONAL SALES -- FIXED INCOME FOR FIDELITY CAPITAL MARKETS AND GOLDMAN SACHS. PRIOR TO THAT, HE WAS A RESEARCH ANALYST IN THE MUNICIPAL BOND GROUP AT FRANKLIN TEMPLETON. HE IS A GRADUATE OF SANTA CLARA UNIVERSITY AND RECEIVED AN M.B.A. DEGREE FROM BABSON COLLEGE IN 1999. HE IS A MEMBER OF THE BOSTON MUNICIPAL ANALYSTS FORUM AND THE NATIONAL FEDERATION OF MUNICIPAL ANALYSTS.

   GEOFFREY L. SCHECHTER, CFA, CPA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT (MFS) AND A PORTFOLIO MANAGER OF OUR MUNICIPAL BOND FUNDS. HE ALSO MANAGES SEVERAL OTHER STATE MUNICIPAL BOND PORTFOLIOS FOR MFS. HE JOINED MFS AS INVESTMENT OFFICER IN 1993 AFTER WORKING AS A MUNICIPAL CREDIT ANALYST WITH A MAJOR INSURANCE COMPANY. HE WAS NAMED PORTFOLIO MANAGER IN 1993, ASSISTANT VICE PRESIDENT IN 1994, AND VICE PRESIDENT IN 1995. GEOFF IS A GRADUATE OF THE UNIVERSITY OF TEXAS AND HAS AN M.B.A. DEGREE FROM BOSTON UNIVERSITY. HE HOLDS CHARTERED FINANCIAL ANALYST
   (CFA) AND CERTIFIED PUBLIC ACCOUNTANT (CPA) DESIGNATIONS.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH, A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:                   SEEKS AS HIGH A LEVEL OF CURRENT INCOME EXEMPT
                               FROM FEDERAL INCOME TAXES AS IS CONSISTENT WITH PROTECTION OF SHAREHOLDERS' CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:       DECEMBER 16, 1976

  CLASS INCEPTION:             CLASS A  DECEMBER 16, 1976
                               CLASS B  SEPTEMBER 7, 1993

  SIZE:                        $1.4 BILLION NET ASSETS AS OF AUGUST 31, 2001

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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended August 31, 2001)

                          MFS Municipal Bond       Lehman Brothers
                            Fund - Class A       Municipal Bond Index
              "8/91"           $ 9,525                 $10,000
              "8/93"            12,085                  12,473
              "8/95"            12,847                  13,598
              "8/97"            14,488                  15,633
              "8/99"            15,449                  17,070
              "8/01"            18,132                  20,084

TOTAL RATES OF RETURN THROUGH AUGUST 31, 2001

CLASS A
                                                         1 Year       3 Years       5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          +10.19%       +16.10%       +34.85%       +90.36%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                                +10.19%       + 5.10%       + 6.16%       + 6.65%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                                + 4.96%       + 3.41%       + 5.13%       + 6.13%
---------------------------------------------------------------------------------------------------------

CLASS B
                                                         1 Year       3 Years       5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          + 9.35%       +13.41%       +29.46%       +77.33%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                                + 9.35%       + 4.28%       + 5.30%       + 5.90%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                                + 5.35%       + 3.38%       + 4.97%       + 5.90%
---------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                         1 Year       3 Years       5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Average general municipal debt fund+                    + 9.69%       + 4.32%       + 5.97%       + 6.57%
---------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#                   +10.19%       + 5.75%       + 7.01%       + 7.22%
---------------------------------------------------------------------------------------------------------
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the fund's Class A shares for periods prior to its inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

A small portion of income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 2001

QUALITY RATINGS

                AAA                          62.0%
                AA                           18.3%
                A                             9.2%
                BBB                           4.5%
                Not Rated                     5.3%
                Other                         0.7%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 2001

Municipal Bonds - 97.8%
--------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                    VALUE
--------------------------------------------------------------------------------------------------------
Airport and Port Revenue - 1.7%
  Chicago Illinois O' Hare International Airport, 2nd
    Lien Passenger Facility D, AMBAC, 5.5s, 2019                     $  1,845             $    1,954,409
  Connecticut Airport Rev. (Bradley International
    Airport), FGIC, 7.65s, 2012                                         5,000                  5,632,900
  Denver Co. City & County Airport Revenue, RITES,
    AMBAC, 9.64s, 2017+(++)                                             2,500                  3,037,000
  Massachusetts Port Authority, 13s, 2013                               3,500                  5,601,050
  Massachusetts Port Authority, 6.125s, 2017                            1,500                  1,700,565
  Niagara, NY, Frontier Transport Authority (Buffalo-
    Niagara International Airport), MBIA, 5.875s, 2013                  1,485                  1,649,716
  Port of Seattle, WA, FGIC, 5.5s, 2021                                 4,000                  4,114,000
                                                                                          --------------
                                                                                          $   23,689,640
--------------------------------------------------------------------------------------------------------
General Obligation - General Purpose - 15.9%
  Allen County Indiana Jail Building Corp., First
    Mortgage, 5.75s, 2020                                            $  2,750             $    2,989,003
  Chicago, IL, FGIC, 6.125s, 2020                                       3,785                  4,219,934
  Chicago, IL, Capital Appreciation, AMBAC, 0s, 2012                    2,550                  1,528,215
  Commonwealth of Massachusetts, 6.5s, 2008                             6,300                  7,378,749
  Commonwealth of Massachusetts, Rols, 5.375s, 2009(++)                 2,870                  3,194,941
  Commonwealth of Massachusetts, FGIC, 7s, 2009                         7,000                  8,462,160
  Commonwealth of Massachusetts, 6s, 2010                               3,700                  4,273,278
  Commonwealth of Massachusetts, 5s, 2017                              18,940                 19,286,981
  Cranston, RI, FGIC, 6.375s, 2017                                        830                    944,590
  Delaware County, OH, 6.25s, 2016                                      1,000                  1,144,530
  Detroit, MI, 6.25s, 2009                                              5,235                  5,659,401
  Detroit/Wayne County, MI, Stadium, FGIC, 5.5s, 2017                   6,000                  6,339,360
  Hidalgo County, TX, AMBAC, 6s, 2016                                   1,005                  1,114,465
  Houston County, AL, AMBAC, 6.25s, 2019                                3,315                  3,791,299
  Lincoln County, TN, Refunding, FGIC, 5.25s, 2017                      1,000                  1,069,260
  Mobile County, AL, 6s, 2014                                           3,200                  3,541,248
  New York City, NY, 7.5s, 2002                                        12,500                 12,747,250
  New York City, NY, 7.65s, 2002                                        4,990                  5,169,940
  New York City, NY, 7.7s, 2002                                         3,970                  4,113,952
  New York City, NY, 7.5s, 2006                                         3,060                  3,161,653
  New York City, NY, 7.65s, 2006                                           10                     10,338
  New York City, NY, 7.7s, 2009                                            30                     31,021
  New York City, NY, FGIC, 5.75s, 2013                                  8,500                  9,316,000
  New York City, NY, FGIC, 5.75s, 2014                                  9,500                 10,254,680
  New York City, NY, FGIC, 5.75s, 2015                                 11,085                 11,874,695
  New York City, NY, "B", 7.5s, 2002                                    4,205                  4,354,109
  New York City, NY, "B", 7.5s, 2008                                    5,795                  6,143,859
  New York Thruway Authority, Local Highway & Bridges,
    5.25s, 2013                                                         6,000                  6,353,280
  New York Urban Development Corp., 5.5s, 2016                         14,690                 15,603,718
  New York, New York, Prerefunded Series B, 7.5s, 2002                  4,875                  5,046,893
  New York, New York, Unrefunded Balance Series B,
    7.5s, 2007                                                         10,625                 10,977,962
  Philadelphia, PA, FSA, 5.25s, 2018                                    2,000                  2,078,040
  San Antonio, TX, 5s, 2020                                             2,990                  3,002,409
  Southlake, TX, AMBAC, 0s, 2018                                        1,835                    696,419
  Southlake, TX, AMBAC, 0s, 2021                                        3,150                    957,821
  State of California, 5.5s, 2013                                       5,000                  5,608,800
  State of California, RITES, 8.562s, 2012+(++)                         5,825                  7,235,465
  State of California, RITES, 8.957s, 2017+(++)                         6,875                  8,354,500
  State of California, Unrefunded Balance, 5.5s, 2012                     350                    388,766
  State of Washington, 6.75s, 2010                                      3,880                  4,614,794
  State of Washington, 6s, 2012                                         4,360                  5,022,764
                                                                                          --------------
                                                                                          $  218,056,542
--------------------------------------------------------------------------------------------------------
General Obligations - Improvement - 4.3%
  Birmingham, AL, 5.75s, 2019                                        $  1,000             $    1,073,090
  Chicago, IL, RITES, AMBAC, 8.342s, 2018+(++)                          5,900                  7,036,930
  District of Columbia, MBIA, 6.5s, 2010                                2,905                  3,449,949
  District of Columbia, MBIA, 6.5s, 2010                                3,095                  3,634,180
  Manchester, NH, 5.875s, 2019                                          2,270                  2,458,796
  Massachusetts Bay Transportation Authority, 6.1s, 2013               10,200                 11,918,496
  Massachusetts Bay Transportation Authority, 5.875s, 2015              4,500                  5,164,110
  Massachusetts Bay Transportation Authority, 7s, 2021                 10,185                 12,877,812
  Massachusetts Bay Transportation Authority, FGIC, 5s, 2023           10,000                  9,999,800
  New York, Prefunded Series B, 7.5s, 2002                                565                    584,922
                                                                                          --------------
                                                                                          $   58,198,085
--------------------------------------------------------------------------------------------------------
  General Obligations - Schools - 8.3%
    Chicago, IL, Board of Education, MBIA, 6.25s, 2009               $  5,160             $    5,915,321
    Chicago, IL, Board of Education, MBIA, 6.25s, 2012                  2,500                  2,947,075
    Chicago, IL, Board of Education, MBIA, 6.25s, 2015                 20,295                 23,887,012
    Chicago, IL, Board of Education, AMBAC, 5.4s, 2017                  3,000                  3,146,430
    Chicago, IL, Board of Education, FGIC, 5.875s, 2017                 3,715                  4,095,564
    Chicago, IL, Board of Education, RITES, FGIC, 7.669s, 2019+(++)     5,000                  5,668,100
    Clark County, NV, School District, "A", MBIA, 7s, 2010              4,000                  4,832,680
    Clark County, NV, School District, "B", FGIC, 5.5s, 2016            5,000                  5,304,900
    Dodgeland, WI, School District, FGIC, 6s, 2016                      3,525                  4,052,693
    East Grand Rapids Michigan Public School, Refunding, 5.5s, 2015     1,000                  1,081,990
    Florida Board of Education, Capital Outlay, 9.125s, 2014              265                    372,381
    Florida Board of Education, Capital Outlay, 9.125s, 2014            1,735                  2,436,443
    Forsyth County, GA, School District, 6s, 2015                         725                    825,876
    Forsyth County, GA, School District, 6s, 2016                         865                    980,080
    Highland Park, TX, Independent School District, 5.125s, 2016        2,525                  2,609,335
    Jackson, MI, Public Schools System, FGIC, 6s, 2013                  1,500                  1,699,200
    Kane Cook DuPage County, IL, FSA, 6.5s, 2017                        1,345                  1,552,789
    Kane Cook DuPage County, IL, FSA, 6.375s, 2019                      1,245                  1,415,378
    Lane County, OR, 6.25s, 2016                                        1,150                  1,307,343
    Lane County, OR, 6.25s, 2017                                        1,000                  1,133,700
    Leander, TX, PSF, 0s, 2018                                          4,885                  1,821,079
    Lewisville, TX, Independent School District, PSF, 5s, 2018          8,500                  8,566,725
    Linn County, OR, MBIA, 6.125s, 2016                                 1,225                  1,421,870
    Linn County, OR, MBIA, 6.125s, 2018                                 1,000                  1,160,710
    Linn County, OR, Community School District, MBIA, 6.125s, 2020      1,240                  1,439,280
    Marshall Michigan Public School District, 5.5s, 2016                  500                    533,700
    Mason Ohio City School District, School Improvement, 5.375s, 2016   1,000                  1,067,280
    Mason Ohio City School District, School Improvement, 5.375s, 2017   4,715                  4,996,486
    Orangeburg County Consolidated School, 5.375s, 2020                 1,220                  1,273,814
    Richland Beanblossom In School, First Mortgage, FGIC, 5.5s, 2014    1,395                  1,506,726
    Rockwall, TX, Independent School District, PSF, 0s, 2014            2,000                  1,041,400
    Shelby In Eastern School Building Corp., Refunding
      First Mortgage, FGIC, 5.5s, 2014                                  1,245                  1,346,542
    Snohomish County, WA, School District, 6s, 2014                     1,690                  1,900,743
    Warren Township, IN (Vision 2005 School Building
      Corp.), FGIC, 5.5s, 2020                                          7,500                  7,847,625
    Wasco County, OR, FSA, 6s, 2017                                     1,360                  1,566,054
    Willis Texas Independent School District, Refunding,
      PSF, 5.75s, 2018                                                  1,180                  1,319,287
                                                                                          --------------
                                                                                          $  114,073,611
--------------------------------------------------------------------------------------------------------
Health Care Revenue - Hospitals - 10.2%
  Albany-Dougherty County, GA, Hospital Authority Rev
    (Phoebe Putney Memorial Hospital, Inc.), AMBAC,
    7.67s, 2013(++)                                                  $  1,550             $    1,680,045
  Baxter County, AR, Hospital Rev., 5.375s, 2014                        1,000                    996,100
  Baxter County, AR, Hospital Rev., 5.6s, 2021                          2,000                  1,964,280
  Colorado Health Facilities Authority Rev. (Portercare
    Adventist Health), 6.625s, 2026                                     1,250                  1,344,250
  Denver, CO, Health & Hospital Rev., 5.375s, 2028                      4,350                  4,104,181
  District of Columbia, Hospital Rev. (Medlantic
    Healthcare), MBIA, 5.25s, 2019                                      6,750                  6,953,445
  Elkhart County, IN, Hospital Authority Rev. (Elkhart
    General Hospital), 5.25s, 2020                                      4,345                  4,232,117
  Harris County Texas Health Facilities Hospital,
    Memorial Hermann Healthcare A, 6.375s, 2029                         2,000                  2,123,580
  Harris County, TX, Health Facilities, "A" (Texas
    Children's Hospital), 5.375s, 2015                                  4,300                  4,473,419
  Highlands County, FL, 6s, 2031                                        1,000                  1,030,620
  Huntsville, AL, Health Care Authority, 5.625s, 2026                   2,595                  2,637,480
  Illinois Development Finance Authority Rev., "A"
    (Provena Health), MBIA, 5.25s, 2012                                 5,900                  6,220,783
  Illinois Educational Facilities Authority Rev
    (Centegra Health Systems), 5.25s, 2024                              5,500                  5,204,980
  Illinois Health Facilities Authority (Condell Medical
    Center), 6.35s, 2015                                                5,000                  5,353,500
  Illinois Health Facilities Authority Rev., (Advocate
    Network Health Care) MBIA, 5.7s, 2011                               3,005                  3,281,280
  Illinois Health Facilities Authority Rev. (Decatur
    Memorial Hospital), 5.75s, 2024                                     1,250                  1,270,738
  Illinois Health Facilities Authority Revenue,
    (Advocate Network Health Care), 6.375s, 2015                        1,800                  1,985,724
  Iowa Finance Authority (Genesis Medical Center),
    6.125s, 2016                                                        2,195                  2,333,087
  Kentucky Economic Development Finance Authority
    (Norton Healthcare, Inc.), 6.5s, 2020                               4,750                  4,970,305
  Marion County, FL, Hospital District Rev., (Monroe
    Hospital) 5.625s, 2019                                              2,610                  2,671,387
  Maryland Health & Higher Educational Facilities
    (University of Maryland Medical System), 6.75s, 2030                1,000                  1,088,560
  Massachusetts Health & Education Facilities Authority
    Rev. (Caritas Christi), 5.7s, 2015                                  2,500                  2,529,600
  Massachusetts Health & Educational, (Partners
    Healthcare Systems), Series C, 5.75s, 2021                          1,500                  1,564,995
  Michigan Hospital Finance Authority Rev. (Mercy Mount
    Clement), MBIA, 5.75s, 2017                                         2,900                  3,142,353
  Michigan Hospital Finance Authority Revenue,
    Unrefunded Balance Series P (Sisters of Mercy
    Health System), MBIA, 5.375s, 2014                                  8,485                  9,213,861
  Michigan Hospital Finance Authority Revenue,
    Prerefunded Series P (Sisters of Mercy Health
    System), MBIA, 5.375s, 2014                                           515                    550,896
  North Central, TX, Health Facility Development Corp.
    (Texas Health Resources System), MBIA, 5s, 2017                     5,000                  5,034,700
  North Texas Health Facilities Development Corp.
    (United Regional Health Care Systems, Inc.), MBIA,
    5s, 2014                                                            8,980                  9,212,582
  Peninsula Ports Authority, VA (Whittaker Memorial),
    FHA, 8.7s, 2023                                                     1,595                  2,020,642
  Pennsylvania Higher Educational Facilities (Allegheny
    Delaware Valley), MBIA, 5.3s, 2006                                  1,975                  2,114,652
  Pennsylvania Higher Educational Facilities (Allegheny
    Delaware Valley), MBIA, 5.875s, 2016                                5,000                  5,351,750
  Richland County, OH, 6.375s, 2022                                     1,000                  1,054,810
  Royston, GA, (Ty Cobb Healthcare Systems, Inc.) 6.7s, 2016              770                    742,749
  Royston, GA, Hospital Authority Rev. (Ty Cobb
    Healthcare Systems, Inc.), 6.5s, 2027                                 275                    250,055
  Sayre, PA, Health Care Facilities Authority Rev
    (Guthrie Healthcare Systems), AMBAC, 7s, 2011                       6,000                  6,130,200
  Steubenville, OH, Hospital Rev., 6.375s, 2020                         1,200                  1,265,868
  Tallahasse, FL, Health Facilities Rev. (Tallahassee
    Memorial Healthcare), 6.25s, 2020                                   2,000                  2,115,660
  Tarrant County, TX, Health Facilities Development
    Corp. (Fort Worth Osteopathic), MBIA, 6s, 2021                      6,000                  6,762,540
  Tarrant County, TX, Health Facilities Development
    Corp. (Texas Health Resources), MBIA, 5.25s, 2018                   8,605                  8,599,751
  Wichita, KS, Hospital Rev., 6.25s, 2019                               1,595                  1,725,965
  Wichita, KS, Hospital Rev., 6.25s, 2020                               2,465                  2,660,894
  Wisconsin Health & Educational Facilities, Agnesian
    Healthcare Inc., 6s, 2017                                             520                    535,787
  Wisconsin Health & Educational Facilities, Agnesian
    Healthcare Inc., 6s, 2021                                             650                    665,282
  Yonkers, NY, Industrial Development Agency (St
    John's Riverside Hospital), 7.125s, 2031                            1,000                  1,041,440
                                                                                          --------------
                                                                                          $  140,206,893
--------------------------------------------------------------------------------------------------------
Health Care Revenue - Long Term Care - 0.2%
  Bell County, TX, Health Facilities Development Corp.
    Rev. (Buckner Retirement Facility), 5.25s, 2019                  $  2,500             $    2,397,250
--------------------------------------------------------------------------------------------------------
Industrial Revenue - Airlines - 0.1%
  Dallas Fort Worth, TX (International Airport), 5.95s, 2029         $  1,250             $    1,288,775
--------------------------------------------------------------------------------------------------------
Industrial Revenue - Chemicals - 0.3%
  Sweetwater County, WY, Solid Waste Disposal Rev., "A"
    (FMC Corp.), 7s, 2024                                            $  4,000             $    4,129,000
--------------------------------------------------------------------------------------------------------
Industrial Revenue - Other - 0.7%
  Massachusetts Development Finance Agency Rev
    (Springfield Resources Recovery/Floor Corp.), 5.625s, 2019       $  6,920             $    7,124,555
  Tooele County, UT (Union Pacific Corp.), 5.7s, 2026                   2,645                  2,562,529
                                                                                          --------------
                                                                                          $    9,687,084
--------------------------------------------------------------------------------------------------------
Industrial Revenue - Paper - 0.1%
  Sabine River Authority Louisiana Water Facilities
    (International Paper), 6.2s, 2025                                $  1,250             $    1,298,675
--------------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 1.3%
  California Statewide Community Development Authority
    Rev., (Irvine Apartments), 5.25s, 2025                           $  3,500             $    3,524,395
  Chico, CA, Public Finance Authority Rev. (Southeast
    Chico Redevelopment), FGIC, 6.625s, 2021                            6,435                  6,548,899
  Colorado Housing Finance Authority, FHA, 8.3s, 2023                   4,000                  4,178,760
  Panhandle Texas Regional Housing Finance, 6.625s, 2020                  670                    705,437
  Panhandle Texas Regional Housing Finance, 6.75s, 2031                 3,330                  3,522,274
                                                                                          --------------
                                                                                          $   18,479,765
--------------------------------------------------------------------------------------------------------
Other - 0.2%
  District of Columbia, Tobacco Settlement, 6.25s, 2024              $  1,250             $    1,336,575
  South Carolina Tobacco Settlement Rev., Management
    Authority, 6.375s, 2028                                             1,500                  1,604,265
                                                                                          --------------
                                                                                          $    2,940,840
--------------------------------------------------------------------------------------------------------
Parking - 0.1%
  Rail Connections Inc., MA, Rev., 0s, 2009                          $    375             $      189,360
  Rail Connections Inc., MA, Rev., 0s, 2009                               450                    212,616
  Rail Connections Inc., MA, Rev., 0s, 2009                               975                    430,745
                                                                                          --------------
                                                                                          $      832,721
--------------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 3.4%
  Illinois Dedicated Tax Rev. (Civic Center), AMBAC, 6.25s, 2011     $  3,640             $    4,262,658
  Illinois Sales Tax Rev., 0s, 2009                                     8,965                  6,438,753
  Illinois Sales Tax Rev., 6.5s, 2022                                   5,000                  5,915,600
  Metropolitan Atlanta, GA, Rapid Transit Authority, 6.25s, 2018        4,580                  5,389,836
  Pennsylvania Turnpike Commission Oil, AMBAC, 5.25s, 2018             10,520                 10,932,699
  Rhode Island Depositors Economic Protection Corp.,
    FSA, 5.75s, 2014                                                    5,035                  5,665,734
  Rhode Island Depositors Economic Protection Corp.,
    FSA, 5.75s, 2014                                                    4,765                  5,361,912
  Territory of Virgin Islands, Rum Tax, 5.5s, 2022                      2,000                  2,040,360
                                                                                          --------------
                                                                                          $   46,007,552
--------------------------------------------------------------------------------------------------------
Single Family Housing Revenue - Local - 2.1%
  California Rural Home Mortgage Finance Authority,
    GNMA, 6.55s, 2030                                                $  1,745             $    1,888,526
  California Rural Home Mortgage Finance Authority,
    GNMA, 7.3s, 2031                                                      895                  1,003,975
  Chicago Illinois Single Family Mortgage Revenue,
    Series C, GNMA, 7s, 2032                                            1,200                  1,361,268
  Chicago, IL, Single Family Mortgage Rev., FNMA/GNMA,
    7.05s, 2030                                                           785                    884,146
  Denver, CO, City and County Single Family Mortgage
    Revenue GNMA, 6.5s, 2031                                            3,385                  3,886,318
  Jefferson Parish, LA, GNMA, 5s to 2002, 6.625s to 2023                1,000                  1,084,680
  Jefferson Parish, LA, GNMA, 7.5s, 2026                                1,000                  1,112,210
  Jefferson Parish, LA, Home Mortgage Authority Rev.,
    GNMA, 6.75s, 2030                                                   1,305                  1,420,362
  Lee County, FL, Housing Finance Authority Rev., GNMA,
    7s, 2031                                                              690                    748,871
  Lubbock, TX, Housing Finance Corp., GNMA, 6.1s, 2030                  3,450                  3,619,154
  Maricopa County, AR, GNMA, 7.65s, 2024                                  430                    501,638
  Pima County, AZ, Industrial Development Authority,
    GNMA, 7.05s, 2030                                                   2,600                  2,936,830
  San Bernardino County, CA, GNMA, 7.375s, 2020                           875                    981,881
  Sedgwick & Shawnee Counties, KS, GNMA, 6.875s, 2026                   3,345                  3,773,193
  Sedgwick & Shawnee Counties, KS, GNMA, 5.25s, to
    2002, 6.45s to 2029                                                 1,000                  1,098,740
  Sedgwick & Shawnee Counties, KS, Mortgage Backed
    Series B, GNMA, 5.125s to 2002, 6.45s to 2033                       2,100                  2,264,136
                                                                                          --------------
                                                                                          $   28,565,928
--------------------------------------------------------------------------------------------------------
Single Family Housing Revenue - State - 5.7%
  California Housing Finance Agency Rev., Home
    Mortgage, FSA, 0s, 2019                                          $ 27,145             $    9,410,083
  California Housing Finance Agency Rev., Home
    Mortgage, MBIA, 0s, 2027                                            5,120                  1,255,629
  California Housing Finance Agency Rev., Home
    Mortgage, MBIA, 0s, 2028                                            4,045                  1,032,850
  California Housing Finance Agency Rev., Home
    Mortgage, MBIA, 0s, 2029                                            8,745                  2,318,737
  Colorado Housing Finance Authority, 7.15s, 2014                         369                    402,498
  Colorado Housing Finance Authority, 6.05s, 2016                       1,250                  1,330,837
  Colorado Housing Finance Authority, 7.45s, 2016                       1,395                  1,588,640
  Colorado Housing Finance Authority, 6.75s, 2021                       1,080                  1,229,548
  Colorado Housing Finance Authority, 8.4s, 2021                          800                    901,816
  Colorado Housing & Finance Authority, 5.9s, 2023                      1,900                  2,012,936
  Colorado Housing Finance Authority, 6.55s, 2025                         979                  1,065,387
  Colorado Housing Finance Authority, 7.4s, 2027                        1,075                  1,143,563
  Colorado Housing Finance Authority, 6.8s, 2030                        2,200                  2,461,404
  Colorado Housing Finance Authority, 7.25s, 2031                       1,995                  2,306,918
  Colorado Housing & Finance Authority, 5.25s to 2002,
    6.60s to 2032                                                       1,250                  1,370,000
  Louisiana Housing Finance Agency, GNMA/FNMA, 7.55s, 2031              2,340                  2,672,327
  Lousiana Housing Finance Agency, FNMA, 6.4s, 2032                     1,485                  1,605,523
  Maryland Community Development Administration, 7.3s, 2025             5,420                  5,527,478
  Mississippi Home Corp., GNMA, 7.55s, 2027                             1,551                  1,693,754
  Missouri Housing Development Commission, GNMA, 6.7s, 2030             4,215                  4,518,944
  Missouri Housing Development Commission, GNMA, 7.45s, 2031            1,000                  1,125,490
  Missouri Housing Development Commission, GNMA,
    5s to 2002, 6.85s to 2032                                           1,000                  1,094,230
  Nebraska Investment Finance Authority, GNMA/FNMA, 5.6s, 2020          2,545                  2,626,542
  New Hampshire Housing Finance Authority, 5.875s, 2030                 1,300                  1,373,528
  New Hampshire Housing Finance Authority, 6.85s, 2030                  6,100                  6,595,320
  New Mexico Mortgage Finance Authority, GNMA/FNMA, 7.1s, 2030          1,180                  1,308,832
  New Mexico Mortgage Finance Authority, GNMA/FNMA, 6.8s, 2031          2,450                  2,663,640
  New Mexico Mortgage Finance Authority, Single Family
    Mortgage Series C 2, GNMA/FNMA, 5s, 2032                            3,130                  3,379,461
  Oklahoma Housing Finance Agency, GNMA/FNMA, 6.8s, 2016                  830                    873,774
  Phoenix, AZ, GNMA, 5s to 2002, 6.10s to 2028                          1,200                  1,268,676
  Texas Housing & Community Affairs, Residential
    Mortgage Rev., GNMA/FNMA, 7.1s, 2021                                9,375                 10,123,594
                                                                                          --------------
                                                                                          $   78,281,959
--------------------------------------------------------------------------------------------------------
Solid Waste Revenue - 0.2%
  Northeast Maryland Waste Disposal Authority,
    (Southwest County Resource Recovery), MBIA, 7.2s, 2005           $  3,000             $    3,326,040
--------------------------------------------------------------------------------------------------------
State and Local Appropriation - 16.7%
  Alabama Building Renovation Authority, AMBAC, 6s, 2015             $  1,610             $    1,823,631
  Alabama Building Renovation Authority, AMBAC, 6s, 2016                1,705                  1,929,992
  Delaware Valley, PA, Regional Finance Authority,
    AMBAC, 8.23s, 2018(++)                                             16,250                 19,537,375
  Fayette County, GA (Criminal Justice Center Project),
    6.25s, 2020                                                         1,000                  1,180,450
  Houston, TX, 6.3s, 2020                                               5,000                  5,295,750
  Indiana Office Building Commission, Miami
    Correctional Phase 1 A, AMBAC, 5.5s, 2016                           4,690                  4,984,907
  Indiana Office Building Commission, Miami
    Correctional Phase 1 A, AMBAC, 5.5s, 2017                           1,400                  1,482,348
  Kentucky Property & Buildings Commission, FSA, 5.85s, 2010            4,000                  4,541,840
  Kentucky Property & Buildings Commission, FSA, 5.9s, 2010             4,500                  5,125,545
  Metropolitan Government of Nashville & Davidson
    County, TN, 7s, 2011                                                5,280                  5,400,384
  Metropolitan Transportation Authority, NY, Service
    Contract, 5.75s, 2013                                               5,600                  6,316,688
  Missouri Regional Convention & Sports Complex
    Authority, 6.8s, 2003                                               8,950                  9,651,769
  Missouri Regional Convention & Sports Complex
    Authority, 6.9s, 2003                                              21,520                 23,247,841
  New York Dormitory Authority Rev., 6s, 2007                           1,470                  1,645,695
  New York Dormitory Authority Rev., Mental Health
    Services Facilities, 5.75s, 2010                                    2,000                  2,198,300
  New York Dormitory Authority Rev. (City University), 5.75s, 2013     30,150                 34,008,597
  New York Dormitory Authority Rev. (State University), 5s, 2013        3,660                  3,799,592
  New York Dormitory Authority Revenues, Prerefunded
    Health Services B, 6s, 2007                                             5                      5,657
  New York Urban Development Corp., Correctional
    Facilities, 7.375s, 2002                                            4,000                  4,143,120
  New York Urban Development Corp., Correctional
    Facilities, FSA, 5.5s, 2014                                         5,000                  5,517,200
  New York Urban Development Corp., Correctional
    Facilities, FSA, 5.5s, 2014                                         4,525                  5,052,570
  New York Urban Development Corp., Correctional
    Facilities, 5.375s, 2015                                           11,405                 11,908,074
  Ohio Mental Health Capital Facilities, 5.5s, 2016                     1,205                  1,293,616
  Orange County, CA, California Recovery Certificates,
    MBIA, 6s, 2026                                                      5,000                  5,517,400
  Pennsylvania Convention Center Authority Rev., FGIC,
    6.7s, 2016                                                         26,195                 31,885,602
  Philadelphia, PA, Municipal Authority, MBIA, 5.4s, 2017               5,000                  5,224,000
  Philadelphia, PA, Municipal Authority Rev., FGIC, 7.1s, 2001          6,000                  6,172,320
  Rhode Island Convention Center Authority, MBIA, 5.25s, 2015           8,370                  9,004,362
  San Bernardino, CA, Joint Powers Financing Authority Lease
    Rev. (California Dept. of Transportation), 5.5s, 2014              10,000                 10,614,000
                                                                                          --------------
                                                                                          $  228,508,625
--------------------------------------------------------------------------------------------------------
Student Loan Revenue - 0.4%
  Arizona Student Loan Acquisition Authority, 5.8s, 2016             $  2,500             $    2,671,850
  Arizona Student Loan Acquisition Authority, 5.85s, 2017               2,800                  2,991,996
                                                                                          --------------
                                                                                          $    5,663,846
--------------------------------------------------------------------------------------------------------
Turnpike Revenue - 4.4%
  Dallas Texas Area Rapid Transit, Senior Lien, AMBAC, 5.375s, 2016  $  2,000             $    2,124,440
  Dallas Texas Area Rapid Transit, Senior Lien, AMBAC, 5.375s, 2017     2,000                  2,112,720
  E 470 Public Highway Authority, MBIA, 0s, 2017                        5,000                  2,045,499
  Illinois Regional Transport Authority, MBIA, 6.25s, 2016              2,870                  3,394,837
  Illinois Regional Transport Authority, MBIA, 6.25s, 2018              4,400                  5,215,012
  New Jersey Economic Development Authority Rev.,
    Transportation Project Sublease, "A", FSA, 6s, 2016                 1,325                  1,491,831
  New Jersey State Turnpike Authority, RITES, MBIA,
    8.311s, 2020+(++)                                                   5,000                  5,461,200
  New Jersey Transportation Trust Fund Authority,
    Transportation Systems, 5.25s, 2016                                 8,500                  8,920,155
  New York Thruway Authority Service Contract, Local
    Highway & Bridge, "A2", MBIA, 5.375s, 2016                          5,000                  5,280,250
  Northwest Parkway Highway Authority Co. Revenue,
    Capital Appreciation Senior Series B, AMBAC, 0s, 2019               2,000                    749,580
  Northwest Parkway Public Highway Authority Co.,
    Capital Appreciation Senior Convertible C, FSA, 0s
    to 2011, 5.35s to 2016                                              1,000                    623,070
  Northwest Parkway Public Highway Authority Co.,
    Capital Appreciation Senior Series B, AMBAC, 0s, 2018               1,250                    501,537
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2012                2,200                  1,085,238
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2013                7,000                  3,218,530
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2014                6,500                  2,782,975
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2016                1,900                    703,285
  State of Florida, Broward County Expressway
    Authority, 10s, 2014                                                4,350                  6,451,572
  State of Florida, Jacksonville Transportation
    Authority, 9.2s, 2015                                               2,000                  2,846,380
  Texas Turnpike Authority, Dallas Thruway Rev
    (President George Bush Turnpike), AMBAC, 5s, 2016                   4,500                  4,562,235
                                                                                          --------------
                                                                                          $   59,570,346
--------------------------------------------------------------------------------------------------------
  Universities - Colleges - 2.4%
    Massachusetts Development Finance Agency Rev. (Mass
      College of Pharmacy), 6.625s, 2020                             $    350             $      374,854
    Massachusetts Health & Higher Education Authority,
      RITES, 10.015s, 2020+(++)                                         8,410                 11,687,545
    New York Dormitory Authority Rev. (State University),
      5.5s, 2013                                                        7,000                  7,783,580
    Ohio State University, 6s, 2017                                       500                    554,670
    Texas A & M University, Permanent University Fund, 0s, 2007         6,695                  5,341,940
    Tulsa Oklahoma Industrial Authority Revenue,
      Refunding University Tulsa Series A, MBIA, 6s, 2016               4,250                  4,941,773
    University of Akron, OH, General Receipts, FGIC, 6s, 2015           1,000                  1,147,000
    University of New Mexico, MBIA, 5.75s, 2020                           500                    538,080
                                                                                          --------------
                                                                                          $   32,369,442
--------------------------------------------------------------------------------------------------------
Universities - Dormatories - 0.1%
  Georgia Private Colleges & University Authority
    (Mercer Housing Corp.), 6s, 2021                                 $  1,000             $    1,015,870
--------------------------------------------------------------------------------------------------------
Universities - Secondary Schools - 0.6%
  Clark County, NV, Economic Development Rev
    (Alexander Dawson School), 5.5s, 2020                            $  6,000             $    6,082,020
  Maine Finance Authority (Waynflete School), 6.5s, 2024                1,500                  1,569,495
                                                                                          --------------
                                                                                          $    7,651,515
--------------------------------------------------------------------------------------------------------
Utilities - Investor Owned - 1.4%
  Farmington, NM, Pollution Control Rev. (New Mexico
    Public Service Company), 5.8s, 2022                              $  4,880             $    4,838,569
  Matagorda County, TX (Reliant Energy), 5.95s, 2030                    5,500                  5,525,905
  Michigan Strategic Fund, Limited Obligation Rev
    (Detroit Edison), MBIA, 7s, 2008                                    3,000                  3,557,130
  New Hampshire Industrial Development Authority (CT
    Light and Power), 5.9s, 2016                                        3,500                  3,591,210
  New Hampshire Industrial Development Authority, 5.9s, 2018            1,000                  1,025,280
                                                                                          --------------
                                                                                          $   18,538,094
--------------------------------------------------------------------------------------------------------
Utilities - Municipal Owned - 16.0%
  Austin, TX, Utility Systems Rev., AMBAC, 6.75s, 2012               $  2,500             $    3,043,750
  Georgia Municipal Electric Authority Power Revenue,
    AMBAC, 6.5s, 2017                                                     365                    438,814
  Georgia Municipal Electric Authority Power Revenue,
    AMBAC, 6.5s, 2017                                                   8,145                  9,903,017
  Illinois Development Finance Authority, Pollution
    Control Rev. (Illinois Power Co.), 7.375s, 2021                     3,300                  3,728,604
  Intermountain Power Agency Utah, 6.15s, 2014                         28,220                 31,350,727
  Intermountain Power Agency Utah, 6.15s, 2014                         16,380                 17,856,657
  Intermountain Power Agency, UT, AMBAC, 6s, 2009                       9,000                 10,301,850
  Intermountain Power Agency, UT, MBIA, 6s, 2016                       10,000                 10,979,200
  Intermountain Power Agency, UT, MBIA, 5s, 2019                        9,330                  9,430,484
  Massachusetts Municipal Wholesale Electric Co., MBIA,
    6.75s, 2017                                                         6,030                  6,332,103
  Mercer County, ND, Pollution Control Rev. (Antelope
    Valley Station), AMBAC, 7.2s, 2013                                  4,000                  4,959,440
  North Carolina Eastern Municipal Power, MBIA, 5.7s, 2013              7,000                  7,567,490
  North Carolina Eastern Municipal Power, MBIA, 5.625s, 2014            7,735                  8,288,749
  North Carolina Eastern Municipal Power, MBIA, 6.5s, 2018              9,250                 11,073,175
  North Carolina Municipal Power Agency, No. 1, Catawba
    Electric Rev., 6.375s, 2013                                         1,500                  1,650,150
  North Carolina Municipal Power Agency, No. 1, Catawba
    Electric Rev., MBIA, 5.125s, 2017                                   6,425                  6,572,004
  Northern California Transmission Agency, MBIA, 7s, 2013               4,000                  4,963,560
  Piedmont, SC, Municipal Power Agency, FGIC, 6.25s, 2021               4,150                  4,862,015
  Puerto Rico Electric Power Authority Power, RITES,
    FSA, 8.272s, 2015+(++)                                              2,500                  2,778,350
  Puerto Rico Electric Power Authority Power, RITES,
    FSA, 8.272s, 2016+(++)                                              3,000                  3,305,520
  Washington Public Power Supply System Rev. (Nuclear
    Project#1), MBIA, 5.75s, 2010                                      13,100                 14,283,061
  Washington Public Power Supply System Rev. (Nuclear
    Project#1), MBIA, 5.75s, 2011                                       7,500                  8,163,525
  Washington Public Power Supply System Rev. (Nuclear
    Project#1), FSA, 5.125s, 2014                                       8,000                  8,278,640
  Washington Public Power Supply System Rev. (Nuclear
    Project#2), MBIA, 5.7s, 2012                                       15,000                 16,082,400
  Washington Public Power Supply System Rev. (Nuclear
    Project#3), FGIC, 0s, 2005                                          6,895                  6,016,577
  Washington Public Power Supply System Rev. (Nuclear
    Project#3), 7.125s, 2016                                            5,145                  6,440,202
                                                                                          --------------
                                                                                          $  218,650,064
--------------------------------------------------------------------------------------------------------
Utilities - Other - 0.1%
  Brazos River Authority, 5.05s, 2030                                $  1,600             $    1,630,640
--------------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 0.9%
  Forsyth County, GA, Water& Sewage Authority, 6.25s, 2010           $  1,000             $    1,177,740
  Forsyth County, GA, Water & Sewage Authority, 6.25s, 2010             1,055                  1,242,516
  Houston, TX, Water & Sewer Systems Rev., FGIC, 5s, 2018              10,000                 10,101,200
                                                                                          --------------
                                                                                          $   12,521,456
--------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $1,216,200,451)                                   $1,337,580,258
--------------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 1.0%
--------------------------------------------------------------------------------------------------------
  Allegheny County, PA, Hospital Development Authority
    Rev. Aces Presbyterian Hospital, due 09/06/01                    $    400             $      400,000
  Burke County, GA, Development Authority, Pollution
    Control Rev. (Georgia Power Co.), due 09/04/01                        100                    100,000
  Cuyahoga County, OH, Hospital Rev. The Cleveland
    Clinic, due 09/04/01                                                  300                    300,000
  Harris County, TX, Hospital Rev. (Methodist
    Hospital), due 09/04/01                                               200                    200,000
  Harris County, TX, Industrial Development Corp.,
    Pollution Control Rev. (Exxon Corp.), due 09/04/01                  1,300                  1,300,000
  Massachusetts Health & Education Facilities
    Authority, Revenue Capital Asset Series B, due 09/04/01             2,600                  2,600,000
  New York City, NY, due 09/04/01                                         700                    700,000
  Pinellas County, FL, Health Facility Authority, due 09/04/01            700                    700,000
  Sevier County, TN, Public Building Authority, due 09/04/01            1,250                  1,250,000
  Sevier County, TN, Public Building Authority, due 09/06/01            5,150                  5,150,000
  Uinta County, WY, Pollution Control Rev. (Chevron
    USA, Inc.), due 09/04/01                                            1,100                  1,100,000
--------------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes (Identified Cost, $13,800,000)                           $   13,800,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,230,000,451)                                       $1,351,380,258

Other Assets, Less Liabilities - 1.2%                                                         15,982,998
--------------------------------------------------------------------------------------------------------
Net assets - 100.0%                                                                       $1,367,363,256
--------------------------------------------------------------------------------------------------------
(++) Inverse floating rate security.
   + Restricted security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
AUGUST 31, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,230,000,451)        $1,351,380,258
  Cash                                                                    4,065
  Receivable for investments sold                                       976,856
  Receivable for fund shares sold                                     1,769,288
  Interest receivable                                                16,784,863
  Other assets                                                           22,006
                                                                 --------------
      Total assets                                               $1,370,937,336
                                                                 --------------
Liabilities:
  Distributions payable                                          $    2,471,541
  Payable for fund shares reacquired                                    695,502
  Payable to affiliates -
    Management fee                                                        7,187
    Shareholder servicing agent fee                                       3,747
    Distribution and service fee                                          8,400
  Accrued expenses and other liabilities                                387,703
                                                                 --------------
      Total liabilities                                          $    3,574,080
                                                                 --------------
Net assets                                                       $1,367,363,256
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $1,255,286,466
  Unrealized appreciation on investments                            121,379,807
  Accumulated net realized loss on investments                      (12,414,376)
  Accumulated undistributed net investment income                     3,111,359
                                                                 --------------
      Total                                                      $1,367,363,256
                                                                 ==============
Shares of beneficial interest outstanding                          126,957,236
                                                                   ===========
Class A shares:
  Net asset value and redemption price per share
    (net assets of $1,283,883,563 / 119,198,709 shares of
     beneficial interest outstanding)                                $10.77
                                                                     ======
  Offering price per share (100 / 95.25)                             $11.31
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $83,479,693 / 7,758,527 shares of
     beneficial interest outstanding)                                $10.76
                                                                     ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 2001
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                  $ 75,884,046
                                                                   ------------
  Expenses -
    Management fee                                                 $  5,299,809
    Trustees' compensation                                               53,385
    Shareholder servicing agent fee                                   1,326,389
    Distribution and service fee (Class B)                              585,354
    Administrative fee                                                  189,450
    Custodian fee                                                       366,992
    Printing                                                             53,629
    Postage                                                              71,268
    Auditing fees                                                        37,132
    Legal fees                                                            9,076
    Miscellaneous                                                       386,597
                                                                   ------------
      Total expenses                                               $  8,379,081
    Fees paid indirectly                                               (334,996)
                                                                   ------------
      Net expenses                                                 $  8,044,085
                                                                   ------------
        Net investment income                                      $ 67,839,961
                                                                   ------------
Realized and unrealized gain on investments:
    Realized gain on investment transactions (identified
      cost basis)                                                  $  1,221,267
    Change in unrealized appreciation on investments                 60,040,810
                                                                   ------------
        Net realized and unrealized gain on investments            $ 61,262,077
                                                                   ------------
          Increase in net assets from operations                   $129,102,038
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                      2001                         2000
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $   67,839,961               $   71,717,684
  Net realized gain (loss) on investments                             1,221,267                  (12,693,683)
  Net unrealized gain on investments                                 60,040,810                   23,399,049
                                                                 --------------               --------------
    Increase in net assets from operations                       $  129,102,038               $   82,423,050
                                                                 --------------               --------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $  (64,602,802)              $  (68,514,103)
  From net investment income (Class B)                               (3,261,881)                  (3,288,567)
  From net realized gain on investments (Class A)                          --                     (8,329,020)
  From net realized gain on investments (Class B)                          --                       (460,316)
  In excess of net realized gain on investments (Class A)                  --                    (12,225,459)
  In excess of net realized gain on investments (Class B)                  --                       (675,657)
                                                                 --------------               --------------
    Total distributions declared to shareholders                 $  (67,864,683)              $  (93,493,122)
                                                                 --------------               --------------
Net decrease in net assets from fund share transactions          $  (20,938,204)              $ (124,835,503)
                                                                 --------------               --------------
      Total increase (decrease) in net assets                    $   40,299,151               $ (135,905,575)
Net assets:
  At beginning of period                                          1,327,064,105                1,462,969,680
                                                                 --------------               --------------

  At end of period (including accumulated undistributed
    net investment income of $3,111,359 and $3,106,527,
    respectively)                                                $1,367,363,256               $1,327,064,105
                                                                 ==============               ==============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                  2001              2000             1999            1998            1997
------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $10.29            $10.35           $11.09          $10.99          $10.75
                                                     ------            ------           ------          ------          ------
Income from investment operations# -
  Net investment income                              $ 0.54            $ 0.54           $ 0.53          $ 0.54          $ 0.57
  Net realized and unrealized gain (loss) on
    investments                                        0.48              0.09            (0.64)           0.28            0.24
                                                     ------            ------           ------          ------          ------
    Total from investment operations                 $ 1.02           $  0.63           $(0.11)         $ 0.82          $ 0.81
                                                     ------            ------           ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                         $(0.54)           $(0.54)          $(0.53)         $(0.54)         $(0.57)
  From net realized gain on investments                --               (0.06)           (0.10)          (0.18)           --
  In excess of net realized gain on investments        --               (0.09)            --              --              --
                                                     ------            ------           ------          ------          ------
    Total distributions declared to
      shareholders                                   $(0.54)           $(0.69)          $(0.63)         $(0.72)         $(0.57)
                                                     ------            ------           ------          ------          ------
Net asset value - end of period                      $10.77            $10.29           $10.35          $11.09          $10.99
                                                     ======            ======           ======          ======          ======
Total return(+)                                       10.19%             6.51%           (1.08)%          7.78%           7.75%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                           0.59%             0.58%            0.57%           0.60%           0.60%
  Net investment income                                5.16%             5.32%            4.87%           4.90%           5.29%
Portfolio turnover                                       12%               25%              30%             79%             91%
Net assets at end of period (000,000 Omitted)        $1,284            $1,257           $1,385          $1,639          $1,660

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                  2001              2000             1999            1998            1997
------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $10.28            $10.34           $11.08          $10.99          $10.74
                                                     ------            ------           ------          ------          ------
Income from investment operations# -
  Net investment income                              $ 0.46            $ 0.46           $ 0.44          $ 0.45          $ 0.48
  Net realized and unrealized gain (loss) on
    investments                                        0.48              0.09            (0.64)           0.28            0.25
                                                     ------            ------           ------          ------          ------
    Total from investment operations                 $ 0.94            $ 0.55           $(0.20)         $ 0.73          $ 0.73
                                                     ------            ------           ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                         $(0.46)           $(0.46)          $(0.44)         $(0.46)         $(0.48)
  From net realized gain on investments                --               (0.06)           (0.10)          (0.18)           --
  In excess of net realized gain on
    investments                                        --               (0.09)            --              --              --
                                                     ------            ------           ------          ------          ------
    Total distributions declared to
      shareholders                                   $(0.46)           $(0.61)          $(0.54)         $(0.64)         $(0.48)
                                                     ------            ------           ------          ------          ------
Net asset value - end of period                      $10.76            $10.28           $10.34          $11.08          $10.99
                                                     ======            ======           ======          ======          ======
Total return                                           9.35%             5.70%           (1.87)%          6.85%           6.84%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                           1.38%             1.37%            1.37%           1.40%           1.46%
  Net investment income                                4.37%             4.55%            4.07%           4.10%           4.42%
Portfolio turnover                                       12%               25%              30%             79%             91%
Net assets at end of period (000,000 Omitted)           $83               $70              $78             $81             $76

 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Municipal Bond Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the fund will begin accreting market discount on debt securities effective September 1, 2001. Prior to this date, the fund did not accrete market discount on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the fund. The impact of this accounting change has not been determined, but will result in an increase to cost of securities and a corresponding decrease in net unrealized appreciation.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and taxable net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by the fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended August 31, 2001, accumulated undistributed net investment income increased by $29,554, accumulated net realized loss on investments increased by $362,644, and paid-in capital increased by $333,090 due to differences between book and tax accounting for market discount on tax-exempt obligations. This change had no effect on the net assets or net asset value per share. During the year ended August 31, 2001, accumulated undistributed net investment income and accumulated net realized loss on investments under book accounting were different from tax accounting due to temporary differences in accounting for capital losses.

At August 31, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $(12,412,529) which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2008, $(2,836,016) and August 31, 2009, $(9,576,513).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

  BASED ON AVERAGE NET ASSETS               BASED ON GROSS INCOME
  -------------------------------------     ---------------------------------
  First $200 million             0.220%     First $16 million           4.12%
  In excess of $200 million      0.187%     In excess of $16 million    3.51%
  In excess of $2 billion        0.168%     In excess of $160 million   3.16%

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $16,502 for the year ended August 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $205,534 for the year ended August 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B shares. Except in the case of the 0.25% per annum Class B service fee paid by the fund upon the sale of Class B shares in the first year, payment of the Class B service fee will be suspended until such date as the Trustees of the trust may determine. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B shares. MFD received no portion of the service fee, for Class B, for the year ended August 31, 2001. Fees incurred under the distribution plan during the year ended August 31, 2001, were 0.79% of average daily net assets attributable to Class B shares, on an annualized basis.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 2001, were $17 and $103,688, for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $157,026,528 and $186,657,469, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $1,230,002,298
                                                               --------------
Gross unrealized appreciation                                  $  123,238,169
Gross unrealized depreciation                                      (1,860,209)
                                                               --------------
    Net unrealized appreciation                                $  121,377,960
                                                               ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                       YEAR ENDED AUGUST 31, 2001               YEAR ENDED AUGUST 31, 2000
                                  -------------------------------       ----------------------------------
                                       SHARES              AMOUNT             SHARES                AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                        18,866,798       $ 197,876,161         21,409,896         $ 214,074,774
Shares issued to shareholders in
  reinvestment of distributions     3,442,795          36,046,549          5,370,090            53,894,466
Shares reacquired                 (25,274,788)       (264,574,414)       (38,453,166)         (385,421,732)
                                  -----------       -------------        -----------         -------------
    Net increase (decrease)        (2,965,195)      $ (30,651,704)       (11,673,180)        $(117,452,492)
                                  ===========       =============        ===========         =============

Class B shares
                                       YEAR ENDED AUGUST 31, 2001               YEAR ENDED AUGUST 31, 2000
                                  -------------------------------       ----------------------------------
                                       SHARES              AMOUNT             SHARES                AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                         1,876,210       $  19,691,095          1,147,122         $  11,490,923
Shares issued to shareholders in
  reinvestment of distributions       173,732           1,817,690            276,350             2,770,673
Shares reacquired                  (1,129,162)        (11,795,285)        (2,158,456)          (21,644,607)
                                  -----------       -------------        -----------         -------------
    Net increase (decrease)           920,780       $   9,713,500           (734,984)        $  (7,383,011)
                                  ===========       =============        ===========         =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended August 31, 2001, was $13,192. The fund had no borrowings during the year.

(7) Restricted Securities
The fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At August 31, 2001, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 4.0% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                  DATE OF       PRINCIPAL
DESCRIPTION                                   ACQUISITION          AMOUNT            COST            VALUE
----------------------------------------------------------------------------------------------------------
Chicago, IL, RITES, AMBAC, 8.342s, 2018          03/20/00      $5,900,000      $5,699,046      $ 7,036,930
Chicago, IL, Board of Education, RITES,
  FGIC, 7.669s, 2019                             02/09/00       5,000,000       3,984,600        5,668,100
Denver, CO, City & County Airport Rev.,
  RITES, AMBAC, 9.64s, 2017                      08/28/00       2,500,000       2,683,700        3,037,000
Massachusetts Health & Higher Education
  Authority, RITES, 10.015s, 2020                11/08/99       8,410,000       9,569,810       11,687,545
New Jersey State Turnpike Authority,
  RITES, 8.311s, 2020                            04/19/00       5,000,000       4,637,900        5,461,200
Puerto Rico Electric Power Authority,
  RITES, FSA, 8.272s, 2015                       09/16/99       2,500,000       2,441,250        2,778,350
Puerto Rico Electric Power Authority,
  RITES, FSA, 8.272s, 2016                       09/16/99       3,000,000       2,854,200        3,305,520
State of California, RITES, 8.562s, 2012         11/08/99       5,825,000       6,135,705        7,235,465
State of California, RITES, 8.957s, 2017         01/03/00       6,875,000       6,766,512        8,354,500
                                                                                               -----------
                                                                                               $54,564,610
                                                                                               ===========

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust IV and Shareholders of MFS Municipal Bond
Fund:

We have audited the accompanying statement of assets and liabilities of MFS Municipal Bond Fund (one of the series comprising MFS Series Trust IV) (the "Trust"), including the portfolio of investments, as of August 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Municipal Bond Fund as of August 31, 2001, the results of its operations, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 11, 2001

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

   IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY OR FORM 1099-DIV, IF APPLICABLE, REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

-------------------------------------------------------------------------------

MFS(R) MUNICIPAL BOND FUND

TRUSTEES                                                 ASSISTANT TREASURERS
John W. Ballen* - President, MFS Investment              Mark E. Bradley*
Management                                               Robert R. Flaherty*
                                                         Laura F. Healy*
William R. Gutow+ - Private Investor and Real            Ellen Moynihan*
Estate Consultant; Vice Chairman, Entertainment
Management Company (video franchise)                     SECRETARY
                                                         Stephen E. Cavan*
J. Atwood Ives+ - Private Investor
                                                         ASSISTANT SECRETARY
Lawrence T. Perera+ - Partner, Hemenway &                James R. Bordewick, Jr.*
Barnes (attorneys)
                                                         CUSTODIAN
William J. Poorvu+ - Adjunct Professor, Harvard          State Street Bank and Trust Company
University Graduate School of Business
Administration                                           AUDITORS
                                                         Deloitte & Touche LLP
Charles W. Schmidt+ - Private Investor
                                                         INVESTOR INFORMATION
Arnold D. Scott* - Senior Executive Vice                 For information on MFS mutual funds, call your
President and Director MFS Investment                    investment professional or, for an information
Management                                               kit, call toll free: 1-800-637-2929 any
                                                         business day from 9 a.m. to 5 p.m. Eastern time
Jeffrey L. Shames* - Chairman and Chief                  (or leave a message anytime).
Executive Officer, MFS Investment Management
                                                         INVESTOR SERVICE
Elaine R. Smith+ - Independent Consultant                MFS Service Center, Inc.
                                                         P.O. Box 2281
David B. Stone+ - Chairman Emeritus and                  Boston, MA 02107-9906
Director, North American Management Corp.
(investment adviser)                                     For general information, call toll free:
                                                         1-800-225-2606 any business day from 8 a.m. to
INVESTMENT ADVISER                                       8 p.m. Eastern time.
Massachusetts Financial Services Company
500 Boylston Street                                      For service to speech- or hearing-impaired
Boston, MA 02116-3741                                    individuals, call toll free: 1-800-637-6576 any
                                                         business day from 9 a.m. to 5 p.m. Eastern
DISTRIBUTOR                                              time. (To use this service, your phone must be
MFS Fund Distributors, Inc.                              equipped with a Telecommunications Device for
500 Boylston Street                                      the Deaf.)
Boston, MA 02116-3741
                                                         For share prices, account balances, exchanges,
CHAIRMAN AND PRESIDENT                                   or stock and bond outlooks, call toll free:
Jeffrey L. Shames*                                       1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
PORTFOLIO MANAGERS
Michael L. Dawson*                                       WORLD WIDE WEB
Geoffrey L. Schechter*                                   www.mfs.com

TREASURER
James O. Yost*

* MFS Investment Management
+ Independent Trustee

MFS(R) MUNICIPAL BOND FUND                                   -------------
                                                               PRSRT STD
[logo] M F S(R)                                               U.S. Postage
INVESTMENT MANAGEMENT                                             Paid
                                                                  MFS
500 Boylston Street                                          -------------
Boston, MA 02116-3741

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                          MMB-2 10/01 47M 17/217